Supplement to the
Fidelity® Real Estate High Income Fund
January 29, 2004
Prospectus

The following information replaces the information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13.

Minimums
To Open an Account	$10,000,000
Minimum Balance	$5,000,000

An investor that meets the minimum initial investment requirement and the minimum balance requirement may open additional accounts with a $1, 000,000 minimum initial investment and a $100,000 balance minimum. The minimum initial investment requirement and the minimum balance requirement may be waived for sophisticated institutional investors (e.g., defined benefit plans, endowments, and foundations) with respect to investments made through Fidelity institutional asset allocation programs.